SKYBRIDGE G II FUND, LLC

527 Madison Avenue, 16th Floor
New York, NY 10022
(212) 485-3100

SUPPLEMENT DATED DECEMBER 31, 2013

TO THE PROSPECTUS DATED JULY 12, 2013

This Supplement modifies the Prospectus dated July 12, 2013 for SkyBridge G II Fund, LLC.  Capitalized terms used here and not otherwise defined in the Supplement have the meanings given in the Prospectus.

Administrative Fee

SkyBridge Capital II, LLC provides a variety of administrative and shareholder services under an administrative services agreement with the Company, until recently on a no-fee basis.

SkyBridge and the Company’s Board of Directors recently agreed to amend the agreement and provide for a fee.  The new terms take effect January 1, 2014.  The fee to be paid to SkyBridge is an annual fee, payable monthly and calculated as a percentage of the Company’s net assets.  The fee provides for a “breakpoint” (or fee reduction) at increasing asset levels, as follows:  0.05% of the Company’s first $5 billion of average net assets, and 0.04% of the Company’s average net assets in excess of $5 billion.  Service levels under the agreement are unaffected.

References in the Prospectus to SkyBridge performing these services on no-fee basis should be disregarded.  Likewise, the expense table in the Prospectus is amended effective January 1, 2014 as follows:

•	The Company’s “other expenses” ratio appearing on page 20 of the Prospectus is increased to 1.31%

•	The Company’s “total annual expenses” ratio appearing on page 20 of the Prospectus (including the effect of so-called “acquired fund fees and expenses” of 7.29%) is increased to 9.45%

•	The expense examples appearing on page 21 of the Prospectus are replaced with the following:

EXAMPLE:

You would pay the following fees and expenses on a $25,000 investment (minimum initial investment) in the Company, assuming a 5% annual return:*

1 year	3 years	5 years	10 years
$2,362.47	$7,447.67	$13,054.12	$29,714.84
__________________
*	On an investment of $1,000, the Example is as follows:

EXAMPLE:

You would pay the following fees and expenses on a $1,000 investment in the Company, assuming a 5% annual return:

1 year	3 years	5 years	10 years
$94.05	$297.91	$522.16	$1,188.59

Exchange-Traded Funds

The Company seeks to implement its objectives principally through investing in investment funds (“Investment Funds”) managed by third-party investment managers (“Investment Managers”) that employ a variety of alternative investment strategies.  There at times will be opportunities to access or implement alternative investment strategies through SEC-registered investment companies.  At present, these are expected principally to be exchanged-traded funds (or ETFs).

Investment in Other Investment Companies. The Company may invest in other registered investment companies. Under applicable law, the Company generally may invest up to 10% of its total assets in shares of other investment companies and up to 5% of its total assets in any one investment company (in each case measured at the time of investment), as long as no investment represents more than 3% of the outstanding voting stock of the acquired investment company at the time of investment. These percentage restrictions do not apply to the Company’s investments in Investment Funds that are not registered investment companies.

Investment in another investment company may involve the payment of a premium above the value of the issuer’s portfolio securities, and is subject to market availability. In the case of a purchase of shares of such a company in a public offering, the purchase price may include an underwriting spread. As a shareholder in any investment company (whether private or SEC-registered), the Company would bear its ratable share of that investment company’s expenses, including its advisory and administration fees. At the same time, the Company would continue to pay its own advisory fees and other expenses.

Exchange Traded Funds (“ETFs”). The Company may invest in ETFs, which are investment companies or special purpose trusts whose primary objective is to achieve the same rate of return as a particular market index or commodity while trading throughout the day on an exchange. Most ETF shares are sold initially in the primary market in units of 50,000 or more (“creation units”).  A creation unit represents a bundle of securities (or other assets) that replicates, or is a representative sample of, the ETF’s holdings and that is deposited with the ETF. Once owned, the individual shares comprising each creation unit are traded on an exchange in secondary market transactions for cash. The secondary market for ETF shares generally allows them to be readily converted into cash, like commonly traded stocks. The combination of primary and secondary markets is intended to permit ETF shares to be traded throughout the day close to the value of the ETF’s underlying holdings. The Company would purchase and sell individual shares of ETFs in the secondary market. These secondary market transactions require the payment of commissions.

ETF shares are subject to the same risks as investment companies, as described above. Furthermore, there may be times when the exchange halts trading, in which case the Company would be unable to sell the shares until trading is resumed. In addition, because ETFs often invest in a portfolio of common stocks and “track” a designated index, an overall decline in stocks comprising an ETF’s benchmark index could have a greater impact on the ETF and investors than might be the case in an investment company with a more widely diversified portfolio. Losses could occur if the ETF is unable to replicate the performance of the chosen benchmark index. ETFs tracking the return of a particular commodity (e.g., gold or oil) are exposed to the volatility and other financial risks relating to commodities investments.

Other risks associated with ETFs include the possibility that: (i) an ETF’s distributions may decline if the issuers of the ETF’s portfolio securities fail to continue to pay dividends; (ii) thin trading or other trading anomalies could cause the price of an ETF’s shares to move unexpectedly and at times without regard to the value of the underlying asses, and (iii) under certain circumstances, an ETF could be terminated. Should termination occur, the ETF could have to liquidate its portfolio when the prices for those assets are falling. In addition, inadequate or irregularly provided information about an ETF or its investments, because ETFs are passively managed, could expose investors in ETFs to unknown risks.

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Please read this Supplement carefully and retain it for your records along with the Prospectus.